iShares®

iShares Trust and iShares U.S. ETF Trust

Supplement dated August 21, 2025

to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for

each of the iShares Commodity Curve Carry Strategy ETF (CCRV),

iShares Emergent Food and AgTech Multisector ETF (IVEG),

iShares ESG Advanced Investment Grade Corporate Bond ETF (ELQD),

iShares Focused Value Factor ETF (FOVL),

iShares Future Cloud 5G and Tech ETF (IDAT),

iShares Inflation Hedged High Yield Bond ETF (HYGI),

iShares Inflation Hedged U.S. Aggregate Bond ETF (AGIH) and

iShares MSCI Water Management Multisector ETF (IWTR)

(each, a “Fund”)

Each Fund has liquidated effective August 21, 2025. All references to each Fund in its respective Prospectus and SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-FC-0825

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE